BLACKROCK FUNDS II

BlackRock Prepared Portfolio 2015
BlackRock Prepared Portfolio 2020
BlackRock Prepared Portfolio 2025
BlackRock Prepared Portfolio 2030
BlackRock Prepared Portfolio 2035
BlackRock Prepared Portfolio 2040
BlackRock Prepared Portfolio 2045
BlackRock Prepared Portfolio 2050

(the “BlackRock Lifecycle Prepared Portfolios”)

Supplement dated October 24, 2011
to the BlackRock Lifecycle Prepared Portfolios Prospectus dated February 28, 2011

Effective immediately, the BlackRock International Fund, a series of BlackRock Series, Inc., has been added as an eligible underlying fund for the BlackRock Lifecycle Prepared Portfolios.

Effective immediately, the section in the Prospectus entitled “Details about the Funds—Investment Risks—Principal Risks of Investing in the Funds or the Underlying Funds” is hereby amended to add the following risk associated with investing in the BlackRock International Fund:

Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Effective immediately, the section in the Prospectus entitled “Details about the Funds—Information About Underlying Funds—Description of Underlying Funds” is hereby amended to add the BlackRock International Fund as follows:

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock International Fund

The investment objective of the fund is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States. The fund invests primarily in stocks of companies located outside the U.S. The fund may purchase common stock, preferred stock, convertible securities and other instruments. The fund may invest in securities issued by companies of all sizes but will focus mainly on medium and large companies. Companies will be located in developed countries of Europe and the Far East, and in countries with emerging capital markets anywhere in the world. The fund may invest up to 25% of its total assets in global fixed income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds).

Under normal circumstances, the fund will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by fund management, in which case the fund would invest at least 30%) of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the fund may deviate very substantially from the allocation described above.

Fund management may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives).

Shareholders should retain this Supplement for future reference.

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